UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2005
PHARMA SERVICES INTERMEDIATE HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-123250 (Commission File Number)	73-1678018 (I.R.S. Employer Identification Number)
4709 Creekstone Drive, Suite 200, Durham, North Carolina 27703-8411
(Address of principal executive offices)
(919) 998-2000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On September 30, 2005, Quintiles Transnational Corp. (“Quintiles”), a subsidiary of Pharma Services Intermediate Holding Corp. (the “Company”), completed the previously announced sale of its Early Development and Packaging business (the “EDP Business”) to Aptuit, Inc. pursuant to a purchase agreement among Quintiles, its subsidiaries Quintiles, Inc., Quintiles Limited and Quintiles East Asia Private Limited (“Quintiles Asia” and together with Quintiles, Quintiles, Inc. and Quintiles Limited, the “Sellers”), Early Development and Packaging Services USA, L.L.C. (the “U.S. Company”), Early Development and Packaging Services (UK) Limited (the “U.K. Company”), Quintiles Clinical Supplies Americas, Inc. (“Quintiles Supplies”) and Aptuit, Inc. (“Aptuit”), as amended (the “Purchase Agreement”). Under the Purchase Agreement, Aptuit acquired all of the membership interests and stock of the U.S. Company and the U.K. Company, respectively, as well as the employees, assets and operations of Quintiles Asia related to the EDP Business, which are principally located in Singapore, for a cash payment of approximately $125 million, subject to a post-closing working capital adjustment. Aptuit also assumed certain liabilities relating to the EDP Business.
A copy of the Quintiles September 30, 2005 press release announcing the completion of the transaction is attached hereto as exhibit 99.01 and incorporated herein by reference. The description contained in the press release of the transaction contemplated by the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the agreement, as amended, which is filed as Exhibits 2.01, 2.02 and 2.03 to this Current Report on Form 8-K. The Purchase Agreement includes representations and warranties that the parties have made to each other as a matter of negotiation and risk allocation. These representations and warranties were made only as of the date of the Purchase Agreement and as of the closing of the transaction and are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with its execution. These provisions are not intended to be relied on by third parties, including investors, other than as an indication of how the parties to the Purchase Agreement allocated risk among themselves. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information
The following unaudited pro forma condensed consolidated financial information is derived by the application of the pro forma adjustments to the historical financial statements of the Company at and as of June 30, 2005, for the year ended December 31, 2004, and the periods from September 26, 2003 through December 31, 2003 and January 1, 2003 through September 25, 2003 and the year ended December 31, 2002. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2005 was prepared as if the sale of the EDP Business had occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005, the year ended December 31, 2004, the periods from September 26, 2003 through December 31, 2003 and January 1, 2003 through September 25, 2003, and the year ended December 31, 2002 give effect to the EDP Business as a discontinued operation. The pro forma adjustments are based upon available information, preliminary estimates and certain assumptions that the Company believes to be reasonable, but which are subject to change and are described in the accompanying notes. The pro forma statements should not be considered indicative of actual balance sheet data that would have been achieved had the sale of the EDP Business been consummated on the dates indicated and do not purport to indicate the balance sheet data as of any future date. The unaudited pro forma financial information should be read in conjunction with the discussion under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical financial statements and notes included in the Company’s filings with the United States Securities and Exchange Commission.
The EDP Business has been accounted for as discontinued operation in conformity with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

Unaudited Pro Forma Condensed Balance Sheet
As of June 30, 2005 (Successor)
(Stated in thousands)

	As	Pro forma
	Reported	Adjustments			Pro forma
Assets:
Current assets:
Cash and cash equivalents	$298,284	125,000	(a	)	$423,284
Trade accounts receivable and unbilled services, net	348,352	(40,253)	(b	)	308,099
Investments in debt securities	588	—			588
Prepaid expenses	24,087	(1,398)	(b	)	22,689
Other current assets and receivables	58,808	(2,623)	(b	)	56,185

Total current assets	730,119	80,726			810,845

Property and equipment	296,520	(125,434)	(b	)	171,086
Less accumulated depreciation	(86,893)	25,371	(b	)	(61,522)

	209,627	(100,063)			109,564

Intangibles and other assets:
Investments in debt securities	12,279	—			12,279
Investments in marketable equity securities	33,014	—			33,014
Investments in non-marketable equity securities and loans	55,985	—			55,985
Investments in unconsolidated affiliates	120,065	—			120,065
Commercial rights and royalties	128,565	—			128,565
Accounts receivable — unbilled	53,434	—			53,434
Goodwill	115,001	(6,296)	(c	)	108,705
Other identifiable intangibles, net	244,892	(3,538)	(b	)	241,354
Deferred income taxes	35,577	1,819	(b	)	37,396
Deposits and other assets	46,205	(594)	(b	)	45,611

	845,017	(8,609)			836,408

Total assets	$1,784,763	$(27,946)			$1,756,817

Liabilities and Shareholders’ Equity:
Current liabilities:
Accounts payable and accrued expenses	$320,352	(12,809)	(b	)	$311,543
		6,700	(d	)
		(2,700)	(e	)
Credit arrangements	19,323	—			19,323
Unearned income	202,560	(13,025)	(b	)	189,535
Other current liabilities and income taxes	14,165	(1,517)	(f	)	12,648

Total current liabilities	556,400	(23,351)			533,049

Long-term liabilities:
Credit arrangements, less current portion	763,324	—			763,324
Deferred income taxes	8,785	—			8,785
Payable to Parent Company	128,470	—			128,470
Minority interest	42,665	(27)	(h	)	42,638
Other liabilities	31,905	(1,170)	(b	)	30,735

	975,149	(1,197)			973,952

	1,531,549	(24,548)			1,507,001

Shareholders’ equity:
Common stock and additional paid in capital, 100 shares issued and outstanding as of June 30, 2005	269,812	—			269,812
Accumulated deficit	(44,547)	(3,398)	(g	)	(47,945)
Accumulated other comprehensive income	27,949	—			27,949

	253,214	(3,398)			249,816

Total liabilities and shareholders’ equity	$1,784,763	$(27,946)			$1,756,817

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2005 (Successor)
(Stated in thousands)

(a)	To record receipt of consideration from Aptuit.

(b)	To record the removal of the assets and liabilities of the EDP Business sold.

(c)	To remove estimated goodwill allocated to the EDP Business disposed of based on the fair value of the net assets disposed of as a percentage of the estimated fair value of the Product Development Group.

(d)	The purchase agreement contains certain adjustment provisions which may require the Company to reimburse a portion of the proceeds to Aptuit. The working capital adjustment, if any, will be determined as of September 30, 2005. The Company estimates the transaction costs and purchase price adjustments to be approximately $6.7 million.

(e)	To reduce the accrued pension liability resulting from the curtailment of the pension plan.

(f)	To record estimated income tax benefit on the estimated loss on disposition in the United States based on an estimated income tax rate of 38.5%. The estimated gain in the United Kingdom is not taxable; therefore, no estimated income tax expense has been recorded.

(g)	To record estimated loss on disposition:

Cash received	$125,000
Less net assets sold	(119,646)
Less estimated transaction costs and purchase price adjustments	(6,700)
Less goodwill allocated to business disposed of	(6,296)
Add estimated pension plan curtailment gain	2,700

Pro forma loss before income taxes	(4,942)
Less estimated income tax benefit	(1,517)

Pro forma loss	$(3,425)
Company’s ownership percentage	99.2%

Company’s portion of pro forma loss on disposal	$(3,398)

(h)	To record minority interest portion of pro forma loss on disposition:

Pro forma loss	$(3,425)
Minority interest ownership percentage	0.8%

Adjustment to minority interest	$(27)

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the six months ended June 30, 2005 (Successor)
(Stated in thousands)

	As	Pro forma
	Reported	Adjustments			Pro forma
Net revenues	$1,029,803	$86,372	(a	)	$943,431
Reimbursed service costs	241,983	5,721	(a	)	236,262

Gross revenues	1,271,786	92,093			1,179,693

Costs, expenses and other:
Costs of revenues	905,606	61,641	(a	)	843,965
Selling, general and administrative	322,506	27,737	(a	)	294,769
Interest (income) expense, net	37,755	—			37,755
Other expense (income), net	2,888	225	(a	)	2,663
Restructuring	19,679	472	(a	)	19,207
Impairments	72,467	65,834	(a	)	6,633
Transaction expense, net	(2,666)	—			(2,666)

	1,358,235	155,909			1,202,326

(Loss) income from continuing operations before income taxes	(86,449)	(63,816)			(22,633)
Income tax (benefit) expense	(58,718)	(26,643)	(a	)	(32,075)

(Loss) income before equity in (losses) earnings of unconsolidated affiliates and minority interests	(27,731)	(37,173)			9,442
Equity in (losses) earnings of unconsolidated affiliates and other	(528)	—			(528)
Minority interests	(1,869)	297	(b	)	(2,166)

(Loss) income from continuing operations	$(30,128)	$(36,876)			$6,748

(a)	To reclassify the results of operations for the EDP Business as a discontinued operation.

(b)	To adjust minority interest related to the results of operations for the EDP Business which are reclassified as a discontinued operation.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2004 (Successor)
(Stated in thousands)

	As	Pro forma
	Reported	Adjustments			Pro forma
Net revenues	$1,782,254	$166,185	(a	)	$1,616,069
Reimbursed service costs	364,080	12,803	(a	)	351,277

Gross revenues	2,146,334	178,988			1,967,346

Costs, expenses and other:
Costs of revenues	1,547,444	126,908	(a	)	1,420,536
Selling, general and administrative	637,197	54,871	(a	)	582,326
Interest income	(11,324)	—			(11,324)
Interest expense	81,871	—			81,871
Other expense (income), net	(1,079)	3,622	(a	)	(4,701)
Restructuring	6,577	768	(a	)	5,809
Gain on sale of portion of an investment in a subsidiary	(24,688)	—			(24,688)
Non-operating gain on change of interest transaction	(10,030)	—			(10,030)

	2,225,968	186,169			2,039,799

(Loss) income before income taxes	(79,634)	(7,181)			(72,453)
Income tax (benefit) expense	(10,564)	(4,560)	(a	)	(6,004)

(Loss) income before equity in (losses) earnings of unconsolidated affiliates and minority interests	(69,070)	(2,621)			(66,449)
Equity in (losses) earnings of unconsolidated affiliates	(149)	—			(149)
Minority interests	(1,362)	21	(b	)	(1,383)

(Loss) income from continuing operations	$(70,581)	$(2,600)			$(67,981)

(a)	To reclassify the results of operations for the EDP Business as a discontinued operation.

(b)	To adjust minority interest related to the results of operations for the EDP Business which are reclassified as a discontinued operation.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the period from September 26, 2003 through December 31, 2003 (Successor)
(Stated in thousands)

	As	Pro forma
	Reported	Adjustments			Pro forma
Net revenues	$431,626	$40,343	(a	)	$391,283
Reimbursed service costs	96,255	1,295	(a	)	94,960

Gross revenues	527,881	41,638			486,243

Costs, expenses and other:
Costs of revenues	362,012	27,629	(a	)	334,383
Selling, general and administrative	154,688	13,565	(a	)	141,123
Interest income	(4,761)	—			(4,761)
Interest expense	20,651	—			20,651
Other expense (income), net	(2,403)	73	(a	)	(2,476)

	530,187	41,267			488,920

(Loss) income before income taxes	(2,306)	371			(2,677)
Income tax expense (benefit)	9,810	(434)	(a	)	10,244

(Loss) income before equity in (losses) earnings of unconsolidated affiliates and minority interests	(12,116)	805			(12,921)
Equity in earnings (losses) of unconsolidated affiliates	13	—			13
Minority interests	(25)	(6)	(b	)	(19)

(Loss) income from continuing operations	$(12,128)	$799			$(12,927)

(a)	To reclassify the results of operations for the EDP Business as a discontinued operation.

(b)	To adjust minority interest related to the results of operations for the EDP Business which are reclassified as a discontinued operation.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the period from January 1, 2003 through September 25, 2003 (Predecessor)
(Stated in thousands)

	As	Pro forma
	Reported	Adjustments			Pro forma
Net revenues	$1,196,247	$112,119	(a	)	$1,084,128
Reimbursed service costs	268,683	1,987	(a	)	266,696

Gross revenues	1,464,930	114,106			1,350,824

Costs, expenses and other:
Costs of revenues	969,474	73,270	(a	)	896,204
Selling, general and administrative	397,318	37,327	(a	)	359,991
Interest income	(12,112)	—			(12,112)
Interest expense	1,738	4	(a	)	1,734
Other expense (income), net	(5,391)	50	(a	)	(5,441)
Transaction and restructuring	54,148	707	(a	)	53,441

	1,405,175	111,358			1,293,817

Income (loss) before income taxes	59,755	2,748			57,007
Income tax expense (benefit)	27,224	(1,026)	(a	)	28,250

Income (loss) before equity in (losses) earnings of unconsolidated affiliates and minority interests	32,531	3,774			28,757
Equity in (losses) earnings of unconsolidated affiliates	(8)	—			(8)
Minority interests	12	—			12

Income (loss) from continuing operations	$32,535	$3,774			$28,761

(a)	To reclassify the results of operations for the EDP Business as a discontinued operation.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2002 (predecessor)
(Stated in thousands)

	As	Pro forma
	Reported	Adjustments			Pro forma
Net revenues	$1,570,383	$149,796	(a	)	$1,420,587
Reimbursed service costs	399,650	4,634	(a	)	395,016

Gross revenues	1,970,033	154,430			1,815,603

Costs, expenses and other:
Costs of revenues	1,345,498	96,827	(a	)	1,248,671
Selling, general and administrative	508,103	44,218	(a	)	463,885
Interest income	(16,734)	—			(16,734)
Interest expense	2,551	6	(a	)	2,545
Other expense (income), net	4,486	(2)	(a	)	4,488
Transaction and restructuring	3,359	186	(a	)	3,173

	1,847,263	141,235			1,706,028

Income (loss) before income taxes	122,770	13,195			109,575
Income tax expense (benefit)	40,979	3,336	(a	)	37,643

Income (loss) before equity in (losses) earnings of unconsolidated affiliates and minority interests	81,791	9,859			71,932
Equity in (losses) earnings of unconsolidated affiliates	(526)	—			(526)
Minority interests	(43)	—			(43)

Income (loss) from continuing operations	$81,222	$9,859			$71,363

(a)	To reclassify the results of operations for the EDP Business as a discontinued operation.

(c) Exhibits

Exhibit No.	Description of Exhibit
2.01	Purchase Agreement, dated July 18, 2005, by and among Quintiles Transnational Corp., Quintiles, Inc., Quintiles Limited, Quintiles East Asia Private Limited, Early Development and Packaging Services USA, L.L.C., Early Development and Packaging Services (UK) Limited, Quintiles Clinical Supplies Americas, Inc. and Aptuit, Inc. (incorporated by reference herein from Exhibit 2.01 to the Current Report on Form 8-K of Quintiles Transnational Corp., dated July 18, 2005, as filed with the Securities and Exchange Commission).

2.02	Amendment No. 1, dated August 25, 2005, to Purchase Agreement, dated July 18, 2005, by and among Quintiles Transnational Corp., Quintiles, Inc., Quintiles Limited, Quintiles East Asia Private Limited, Early Development and Packaging Services USA, L.L.C., Early Development and Packaging Services (UK) Limited, Quintiles Clinical Supplies Americas, Inc. and Aptuit, Inc. (incorporated herein by reference from Exhibit 2.02 to the Current Report on Form 8-K of Quintiles Transnational Corp., dated September 30, 2005, as filed with the Securities and Exchange Commission).

2.03	Amendment No. 2, dated September 30, 2005, to Purchase Agreement, dated July 18, 2005, by and among Quintiles Transnational Corp., Quintiles, Inc., Quintiles Limited, Quintiles East Asia Private Limited, Early Development and Packaging Services USA, L.L.C., Early Development and Packaging Services (UK) Limited, Quintiles Clinical Supplies Americas, Inc. and Aptuit, Inc. (incorporated herein by reference from Exhibit 2.03 to the Current Report on Form 8-K of Quintiles Transnational Corp., dated September 30, 2005, as filed with the Securities and Exchange Commission).

99.01	Press release, dated September 30, 2005, of Quintiles Transnational Corp. (incorporated herein by reference from Exhibit 99.01 to the Current Report on Form 8-K of Quintiles Transnational Corp., dated September 30, 2005, as filed with the Securities and Exchange Commission).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA SERVICES INTERMEDIATE HOLDING CORP.

	By:	/s/ John S. Russell
John S. Russell
Executive Vice President

Dated: October 6, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.01	Purchase Agreement, dated July 18, 2005, by and among Quintiles Transnational Corp., Quintiles, Inc., Quintiles Limited, Quintiles East Asia Private Limited, Early Development and Packaging Services USA, L.L.C., Early Development and Packaging Services (UK) Limited, Quintiles Clinical Supplies Americas, Inc. and Aptuit, Inc. (incorporated herein by reference from Exhibit 2.01 to the Current Report on Form 8-K of Quintiles Transnational Corp., dated July 18, 2005, as filed with the Securities and Exchange Commission).

2.02	Amendment No. 1, dated August 25, 2005, to Purchase Agreement, dated July 18, 2005, by and among Quintiles Transnational Corp., Quintiles, Inc., Quintiles Limited, Quintiles East Asia Private Limited, Early Development and Packaging Services USA, L.L.C., Early Development and Packaging Services (UK) Limited, Quintiles Clinical Supplies Americas, Inc. and Aptuit, Inc. (incorporated herein by reference from Exhibit 2.02 to the Current Report on Form 8-K of Quintiles Transnational Corp., dated September 30, 2005, as filed with the Securities and Exchange Commission).

2.03	Amendment No. 2, dated September 30, 2005, to Purchase Agreement, dated July 18, 2005, by and among Quintiles Transnational Corp., Quintiles, Inc., Quintiles Limited, Quintiles East Asia Private Limited, Early Development and Packaging Services USA, L.L.C., Early Development and Packaging Services (UK) Limited, Quintiles Clinical Supplies Americas, Inc. and Aptuit, Inc. (incorporated herein by reference from Exhibit 2.03 to the Current Report on Form 8-K of Quintiles Transnational Corp., dated September 30, 2005, as filed with the Securities and Exchange Commission).

99.01	Press release, dated September 30, 2005, of Quintiles Transnational Corp. (incorporated herein by reference from Exhibit 99.01 to the Current Report on Form 8-K of Quintiles Transnational Corp., dated September 30, 2005, as filed with the Securities and Exchange Commission).